EXHIBIT (b)

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report on Form N-CSR of Advent/Claymore Global Convertible Securities & Income Fund (the “Company”) for the semi-annual period ended April 30, 2010 (the “Report”), Tracy V. Maitland, as Chief Executive Officer of the Company, and Robert White, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	the Report fully complies with the requirements of Section 13-(a) or 15-(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 6, 2010
________________

    /s/ Tracy V. Maitland
_____________________
Name:    Tracy V. Maitland

Title:      Chief Executive Officer

      /s/ Robert White
_____________________
Name:     Robert White

Title:       Chief Financial Officer